UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

McGRATH RENTCORP

(Exact name of Registrant as Specified in Its Charter)

California	000-13292	94-2579843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Las Positas Road
Livermore, California		94551-7800
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 606-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2026, McGrath RentCorp (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s shareholders, and the voting results are set forth below. The proposals are described in detail in the proxy statement for the Annual Meeting that the Company filed with the Securities and Exchange Commission on April 24, 2026.

Proposal 1. Election of Directors.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicolas C. Anderson	19,770,773	410,147	1,346,820
Kimberly A. Box	19,580,605	600,315	1,346,820
Smita Conjeevaram	18,501,270	1,679,650	1,346,820
William J. Dawson	19,601,162	579,758	1,346,820
Joseph F. Hanna	19,944,209	236,710	1,346,820
Philip B. Hawkins	20,077,274	103,645	1,346,820
Bradley M. Shuster	18,934,534	1,246,386	1,346,820

Proposal 2. To approve the amendment and restatement of the Company's 2016 Stock Incentive Plan (the "2016 Plan") as the
Amended and Restated 2026 Stock Incentive Plan (the “2026 Plan”) and to: (i) increase the number of authorized shares of the Company’s Common Stock issuable under the 2026 Plan by 576,108 shares; (ii) re-approve the Internal Revenue
Code Section 162(m) performance criteria and award limits; (iii) set minimum vesting periods for certain awards; (iv) set annual limits on the grant date fair value of awards to our non-employee directors; and (v) extend the term of the 2026
Plan for ten years from the date of shareholder approval.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,600,863	515,299	64,758	1,346,820

Proposal 3. To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
20,572,569	942,106	13,065	None

Proposal 4. To approve on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,503,243	392,629	285,048	1,346,820

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Date:	6/5/2026	By:	/s/ Gilda Malek
Senior Vice President, Chief Legal Officer and Corporate Secretary